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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                SCHEDULE 14D-1
             (TENDER OFFER STATEMENT PURSUANT TO SECTION 14(D)(1)
                   OF THE SECURITIES EXCHANGE ACT OF 1934)

                             MAGMA POWER COMPANY
                              (Subject Company)

                       CALIFORNIA ENERGY COMPANY, INC.
                         CE ACQUISITION COMPANY, INC.
                                  (Bidders)

                   COMMON STOCK, PAR VALUE $0.10 PER SHARE
          (Including the Associated Preferred Share Purchase Rights)
                        (Title of Class of Securities)

                                  94-2213782
                    (CUSIP Number of Class of Securities)

                           STEVEN A. MCARTHUR, ESQ.
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       CALIFORNIA ENERGY COMPANY, INC.
                             10831 OLD MILL ROAD
                            OMAHA, NEBRASKA 68194
                                (402) 330-8900
           (Name, Address and Telephone Number of Person Authorized
          to Receive Notices and Communications on Behalf of Bidder)

                                  Copies to:
                            PETER J. HANLON, ESQ.
                          MICHAEL A. SCHWARTZ, ESQ.
                           WILLKIE FARR & GALLAGHER
                             ONE CITICORP CENTER
                             153 EAST 53RD STREET
                           NEW YORK, NEW YORK 10022
                                (212) 821-8000

                          CALCULATION OF FILING FEE

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         TRANSACTION                                 AMOUNT OF
          VALUATION*                                FILING FEE**
        --------------                             --------------
        $434,000,000                                 $86,800
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* For purposes of calculating the filing fee only. This calculation assumes the purchase of 12,400,000 shares of Common Stock, par value $0.10 per share, of Magma Power Company at $35 net per share in cash.

** The amount of the filing fee, calculated in accordance with Rule 0-11(d) under the Securities Exchange Act of 1934, equals 1/50 of one percent of the aggregate value of cash offered by CE Acquisition Company, Inc. for such number of shares.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and date of its filing.

    Amount Previously Paid: Not Applicable        Filing Party: Not Applicable
    Form or Registration No.: Not Applicable      Date Filed: Not Applicable
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
  1)     Names of Reporting Persons S.S. or I.R.S. Identification Nos. of Above Persons California
         Energy Company, Inc.: 94--2213782 ...........................................................

 2)      Check the Appropriate Box if a Member of a Group
          (a) ........................................................................................
          (b) ........................................................................................

 3)      SEC Use Only ................................................................................

 4)      Sources of Funds..................................... WC, BK  ..................................

 5)      Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(e) or 2(f)  ........

 6)      Citizenship or Place of Organization............................ DE  ..........................

 7)      Aggregate Amount Beneficially Owned by Each Reporting Person 200,000 ........................

 8)      Check if the Aggregate Amount in Row (7) Excludes Certain Shares ............................

 9)      Percent of Class Represented by Amount in Row (7).................... 0.8% ...................

10)      Type of Reporting Person................................... CO  ................................


                                2

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
 1)      Names of Reporting Persons S.S. or I.R.S. Identification Nos. of Above Persons CE
         Acquisition Company, Inc.: (applied for)

 2)      Check the Appropriate Box if a Member of a Group
          (a).......................................... X .......................................
          (b) ................................................................................

 3)      SEC Use Only ........................................................................

 4)      Sources of Funds ................................ WC, BK  ..............................

 5)      Check if Disclosure of Legal Proceedings is Required Pursuant to Items  .............

 6)      Citizenship or Place of Organization........................ DE  ......................

 7)      Aggregate Amount Beneficially Owned by Each Reporting Person ........ 200,000  .......

 8)      Check if the Aggregate Amount in Row (7) Excludes Certain Shares ....................

 9)      Percent of Class Represented by Amount in Row (7)................ 0.8% ...............

10)      Type of Reporting Person .............................. CO  ............................


                                3

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ITEM 1. SECURITY AND SUBJECT COMPANY.

   (a) The name of the subject company is Magma Power Company, a Nevada corporation (the "Company"), which has its principal executive offices at 4365 Executive Drive, Suite 900, San Diego, California 92121.

   (b) This Statement on Schedule 14D-1 relates to an offer by CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc. ("CECI"), to purchase 12,400,000 shares of common stock, par value $0.10 per share (the "Shares"), of the Company, and, if applicable, associated Preferred Share Purchase Rights (the "Rights") to be issued on October 14, 1994 pursuant to the Rights Agreement, dated on or about October 3, 1994, between the Company and a Rights Agent, at $35 per Share (and associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase") and the related Letter of Transmittal (which together with the Offer to Purchase constitutes the "Offer"), copies of which are attached hereto as Exhibits (a)(1) and (a)(2), respectively. The information set forth in the Introduction to the Offer to Purchase is incorporated herein by reference.

   (c) The information concerning the principal market for, and the prices of, the Shares set forth in Section 6 "Price Range of Shares; Dividends" of the Offer to Purchase is incorporated herein by reference.

ITEM 2. IDENTITY AND BACKGROUND.

   (a)-(d), (g) The information set forth in the Introduction and Section 9 "Certain Information Concerning the Purchaser and CECI" of the Offer to Purchase and Schedule I thereto is incorporated herein by reference.

   (e)-(f) During the last five years, neither the Purchaser, CECI nor any persons controlling the Purchaser, nor, to the best of Purchaser's knowledge, any of the persons listed on Schedule I to the Offer to Purchase, has during the last five years (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS
WITH THE SUBJECT COMPANY.

   (a)-(b) The information set forth in Section 9 "Certain Information Concerning the Purchaser and CECI", Section 10 "Background of the Offer; Contacts with the Company" and Section 11 "Purpose of the Offer and the Proposed Merger" of the Offer to Purchase is incorporated herein by reference.

ITEM 4. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

   (a)-(b) The information set forth in Section 13 "Source and Amount of Funds" of the Offer to Purchase is incorporated herein by reference.

   (c) Not applicable.

ITEM 5. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE BIDDER.

   (a)-(e) The information set forth in the Introduction and Section 11 "Purpose of the Offer and the Merger" and Section 10 "Background of the Offer; Contacts with the Company" of the Offer to Purchase is incorporated herein by reference.

   (f)-(g) The information set forth in Section 7 "Effect of the Offer on the Market for the Shares and Exchange Act Registration" of the Offer to Purchase is incorporated herein by reference.

                                4

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ITEM 6. INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

   (a) The information set forth in the Introduction and Section 9 "Certain Information Concerning the Purchaser and CECI" of the Offer to Purchase is incorporated herein by reference.

   (b) The information set forth in Section 9 "Certain Information Concerning the Purchaser and CECI" of the Offer to Purchase and Schedule I of the Offer to Purchase is incorporated herein by reference.

ITEM 7. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE SUBJECT COMPANY'S SECURITIES.

   The information set forth in the Introduction and Section 9 "Certain Information Concerning the Purchaser and CECI", Section 11 "Purpose of the Offer and the Proposed Merger" and Section 12 "Certain Conditions of the Offer" of the Offer to Purchase is incorporated herein by reference.

ITEM 8. PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

   The information set forth in the Introduction and Section 16 "Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.

ITEM 9. FINANCIAL STATEMENTS OF CERTAIN BIDDERS.

   The information set forth in Section 9 "Certain Information Concerning the Purchaser and CECI" of the Offer to Purchase is incorporated herein by reference.

ITEM 10. ADDITIONAL INFORMATION.

   (a) The information set forth in the Introduction and Section 9 "Certain Information Concerning the Purchaser and CECI" of the Offer to Purchase is incorporated herein by reference.

   (b) and (c) The information set forth in the Introduction and Section 15 "Certain Legal Matters" of the Offer to Purchase is incorporated herein by reference.

   (d) The information set forth in Section 7 "Effect of the Offer on the Market for the Shares and Exchange Act Registration", Section 12 "Certain Conditions of the Offer" and Section 15 "Certain Legal Matters" of the Offer to Purchase is incorporated herein by reference.

   (e) None.

   (f) The information set forth in the Offer to Purchase and the Letter of Transmittal, copies of which are attached hereto as Exhibits (a)(1) and
(a)(2), respectively, is incorporated herein by reference in its entirety.

ITEM 11. MATERIAL TO BE FILED AS EXHIBITS.

   (a)(1) Offer to Purchase, dated October 6, 1994.

   (a)(2) Letter of Transmittal.

   (a)(3) Notice of Guaranteed Delivery.

   (a)(4) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

   (a)(5) Letter from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their Clients.

   (a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   (a)(7) Text of Press Release, dated October 4, 1994, issued by California Energy Company, Inc.

   (a)(8) Text of Press Release, dated October 6, 1994, issued by California Energy Company, Inc.

   (a)(9) Form of Summary Advertisement, dated October 6, 1994.

   (b)    None.

   (c)(1) Engagement Letter, dated September 18, 1994, between California Energy Company, Inc. and Gleacher & Co. Inc.

   (c)(2) Engagement Letter, dated September 27, 1994, between California Energy Company, Inc. and Lehman Brothers Inc.
   (d)    None.
   (e)    Not applicable.
   (f)    None.
                                5

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                                  SIGNATURES

   After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: October 6, 1994

                                CE ACQUISITION COMPANY, INC.

                                By: /s/ Steven A. McArthur
                                   ------------------------
                                        Steven A. McArthur
                                         Senior Vice President
                                         General Counsel and Secretary


                                CALIFORNIA ENERGY COMPANY, INC.

                                By: /s/ Steven A. McArthur
                                   ------------------------
                                        Steven A. McArthur
                                         Senior Vice President
                                         General Counsel and Secretary

                                6

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                                EXHIBIT INDEX

                                                                                          PAGE NO. IN
                                                                                     SEQUENTIALLY NUMBERED
EXHIBIT NO.                                DESCRIPTION                                     SCHEDULE
- - -----------  ---------------------------------------------------------------------  ---------------------
  (a)(1)     Offer to Purchase, dated October 6, 1994.
  (a)(2)     Letter of Transmittal.
  (a)(3)     Notice of Guaranteed Delivery.
  (a)(4)     Letter to Brokers, Dealers, Commercial Banks, Trust Companies and
             Other Nominees.
  (a)(5)     Letter from Brokers, Dealers, Commercial Banks, Trust Companies and
             Other Nominees to their Clients.
  (a)(6)     Guidelines for Certification of Taxpayer Identification Number on
             Substitute Form W-9.
  (a)(7)     Text of Press Release, dated October 4, 1994, issued by California
             Energy Company, Inc.
  (a)(8)     Text of Press Release, dated October 6, 1994, issued by California
             Energy Company, Inc.
  (a)(9)     Form of Summary Advertisement, dated October 6, 1994.
  (b)        None.
  (c)(1)     Engagement Letter, dated September 18, 1994, between California
             Energy Company, Inc. and Gleacher & Co. Inc.
  (c)(2)     Engagement Letter, dated September 27, 1994, between California
             Energy Company, Inc. and Lehman Brothers Inc.
  (d)        None.
  (e)        Not applicable.
  (f)        None.